UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2012

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01. Entry into a Material Definitive Agreement.

Amendment to Subsidiary Shareholder Agreement

Jeff D. Morris, Vice Chairman of the Board of Directors of Alon USA Energy, Inc. (the "Company"), and Claire A. Hart, Senior Vice President of the Company (each a "Subsidiary Stockholder"), are parties to shareholder agreements with both Alon Assets, Inc. and Alon Operating, Inc., subsidiaries of the Company (each a "Subsidiary"). The shareholder agreements relate to the shares of non-voting common stock of the Subsidiaries (the "Subsidiary Shares") held by the Subsidiary Stockholders. The shareholder agreements are further described in the Company's Prospectus dated July 28, 2005 (filed by the Company on July 28, 2005, SEC File Number 333-124797; File Number 333-126952).

    On June 20, 2012 the Company and each Subsidiary entered into an agreement with each Subsidiary Stockholder pursuant to which the Company will exchange the Subsidiary Shares held by the Subsidiary Stockholders for shares of the Company's common stock (the "Agreements"). Pursuant to the Agreements, the Company will issue to Messrs. Morris and Hart up to 2,326,946 and 581,699 shares of our common stock, respectively, in exchange for all of their Subsidiary Shares. The Subsidiary Shares held by Mr. Morris will be exchanged for the issuance of the Company's common stock in 20 equal quarterly installments, with the first installment to occur on or about July 11, 2012. The Subsidiary Shares held by Mr. Hart will be exchanged for the issuance of the Company's common stock in 12 equal quarterly installments, with the first installment to occur on or about July 11, 2012. With respect to up to one-third of the shares of the Company's common stock to be issued in each installment, each Subsidiary Stockholder may elect to receive, subject to certain restrictions, a cash payment in lieu of receiving such shares.

A detailed description of the terms and conditions of the Agreement and Company common stock issuable thereunder was included in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 21, 2012. The Company's stockholders approved the Agreements at the Annual Meeting of the Stockholders of the Company held on May 1, 2012.

A copy of each Agreement is attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

Registration Rights Agreement
In connection with the Agreements, on June 20, 2012 the Company entered into a customary Registration Rights Agreement with each Subsidiary Shareholder with respect to shares of the Company’s common stock issued pursuant to the Agreements (the "Registration Rights Agreement"). A copy of a form of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 1.01-Amendment to Subsidiary Shareholder Agreement is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Amendment to Shareholder Agreements among Alon USA Energy, Inc., Alon Assets, Inc., Alon Operating, Inc., Jeff Morris and Jeff Morris/IRA, dated June 20, 1012.
10.2	Amendment to Shareholder Agreements among Alon USA Energy, Inc., Alon Assets, Inc., Alon Operating, Inc., Claire Hart and Claire Hart/IRA, dated June 20, 1012.
10.3	Form of Registration Rights Agreement among the Company and Subsidiary Shareholders, dated June 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

/s/ Sarah Braley Campbell
Sarah Braley Campbell
Secretary

Date: June 25, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment to Shareholder Agreements among Alon USA Energy, Inc., Alon Assets, Inc., Alon Operating, Inc., Jeff Morris and Jeff Morris/IRA, dated June 20, 1012.
10.2	Amendment to Shareholder Agreements among Alon USA Energy, Inc., Alon Assets, Inc., Alon Operating, Inc., Claire Hart and Claire Hart/IRA, dated June 20, 1012.
10.3	Form of Registration Rights Agreement among the Company and Subsidiary Shareholders, dated June 20, 2012